UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	001-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MID-AMERICA APARTMENTS, L.P.

(Exact name of registrant as specified in its charter)

TENNESSEE	333-190028-01	62-1543816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue
Memphis, Tennessee		38138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (901) 682-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 1, 2016, Mid-America Apartment Communities, Inc., a Tennessee corporation (“MAA”), and Mid-America Apartments, L.P., a Tennessee limited partnership (“MAA LP”), filed a Current Report on Form 8-K in connection with the completion of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 15, 2016, by and among MAA, MAA LP, Post Properties, Inc., a Georgia corporation (“Post Properties”), Post GP Holdings, Inc., a Georgia corporation, and Post Apartment Homes, L.P., a Georgia limited partnership (“Post LP”). Pursuant to the Merger Agreement, on December 1, 2016, Post Properties merged with and into MAA, with MAA continuing as the surviving corporation (the “Parent Merger”), and Post LP merged with and into MAA LP, with MAA LP continuing as the surviving entity (the “Partnership Merger,” and together with the Parent Merger, the “Mergers”). This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated December 1, 2016 to provide the historical financial statements of Post Properties and Post LP required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) related to the consummation of the Mergers and the transactions contemplated by the Merger Agreement.

The financial statements and information attached hereto and contained herein should be read in conjunction with the Current Report on Form 8-K dated December 1, 2016.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Post Properties and Post LP for each of the years ended December 31, 2015, December 31, 2014 and December 31, 2013 and the unaudited condensed consolidated financial statements of Post Properties and Post LP for the nine months ended September 30, 2016 are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of MAA for the nine months ended September 30, 2016 and for the year ended December 31, 2015, giving effect to the Parent Merger, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

The unaudited pro forma condensed consolidated financial statements of MAA LP for the nine months ended September 30, 2016 and for the year ended December 31, 2015, giving effect to the Partnership Merger, are filed herewith as Exhibit 99.4 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit Number	Description

23.1*	Consent of Deloitte & Touche LLP.

23.2*	Consent of Deloitte & Touche LLP.

99.1*	Audited consolidated financial statements of Post Properties, Inc. and Post Apartment Homes, L.P. for each of the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

99.2*	Unaudited condensed consolidated financial statements of Post Properties, Inc. and Post Apartment Homes, L.P. for the nine months ended September 30, 2016.

99.3*	Unaudited pro forma condensed consolidated financial statements of Mid-America Apartment Communities, Inc. for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

99.4*	Unaudited pro forma condensed consolidated financial statements of Mid-America Apartments, L.P. for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 8, 2016	MID-AMERICA APARTMENT COMMUNITIES, INC.

	By:	/s/ Albert M. Campbell, III
		Name:	Albert M. Campbell, III
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: December 8, 2016	MID-AMERICA APARTMENTS, L.P.
By: Mid-America Apartment Communities, Inc.

	By:	/s/ Albert M. Campbell, III
		Name:	Albert M. Campbell, III
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1*	Consent of Deloitte & Touche LLP.

23.2*	Consent of Deloitte & Touche LLP.

99.1*	Audited consolidated financial statements of Post Properties, Inc. and Post Apartment Homes, L.P. for each of the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

99.2*	Unaudited condensed consolidated financial statements of Post Properties, Inc. and Post Apartment Homes, L.P. for the nine months ended September 30, 2016.

99.3*	Unaudited pro forma condensed consolidated financial statements of Mid-America Apartment Communities, Inc. for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

99.4*	Unaudited pro forma condensed consolidated financial statements of Mid-America Apartments, L.P. for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

* Filed herewith.